                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                    September 23, 2004 (September 22, 2004)



                        STATE AUTO FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Ohio                               0-19289                            31-1324304
  ----------------------------                -----------                      ------------------
  (State or other jurisdiction                (Commission                        (IRS Employer
        of incorporation)                     File Number)                     Identification No.)

  518 East Broad Street, Columbus, Ohio                               43215-3976
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:        (614) 464-5000
                                                     ---------------------------

                                 Not Applicable
          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 8.        Other Events

Item 8.01.        Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference is a press release issued by State Auto Financial Corporation on September 22, 2004.


Section 9.        Financial Statements and Exhibits

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits.

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
Exhibit No.          Description
-----------         ------------

99.1 Press release issued by State Auto Financial Corporation on September 22, 2004.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      STATE AUTO FINANCIAL CORPORATION


Date:  September 23, 2004             By  /s/ Steven J. Johnston
                                          Treasurer and Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

99.1                 Press release issued by State Auto Financial Corporation on
                     September 22, 2004.